The Ensign Group Reports Quarterly Adjusted Earnings of $0.54 per Share; Reaffirms 2014 Guidance and Issues 2015 Guidance

Conference Call and Webcast Scheduled for August 8, 2014 at 10:00 am PT

MISSION VIEJO, California - August 7, 2014 - The Ensign Group, Inc. (Nasdaq:ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, assisted and independent living, home health, hospice care and urgent care companies, today reported operating results for the second quarter of 2014.

Financial Highlights Include:

▪	Same-store skilled revenue grew by 10.1% over the prior year quarter, resulting in a skilled revenue mix of 53.0%, and an increase of 156 basis points;

▪	Same-store occupancy was 81.9%, an increase of 217 basis points over the prior year quarter;

▪	Adjusted consolidated EBITDAR was $37.6 million, an increase of 296 basis points over the prior year quarter;

▪	Consolidated revenues were up 13.6% over the prior year quarter to a record $250.0 million in the quarter; and

▪	Same-store skilled days were up 8.4% over the prior year quarter.

Operating Results

"We are pleased to report that the second quarter saw performance improving in nearly every aspect of the organization, as skilled nursing, assisted living, home health, hospice, urgent care and relatively young ancillary businesses all gained strength," said Ensign's President and Chief Executive Officer Christopher Christensen. "Although these improvements have been somewhat diluted with the noise in this quarter's numbers surrounding our recently-completed spin-off of CareTrust REIT, Inc., we are very encouraged by the progress we've made so far this year and we are confident in our ability to continue with our upward trend," he added.

Mr. Christensen reported that operating results are running on schedule and that Management is "pleased to be reaffirming 2014 annual revenue guidance, with projected revenues of $1.01 billion to $1.025 billion in revenues," and that he expects the Company "to achieve its updated annual earnings guidance of $50.1 million to $51.2 million and $2.16 to $2.21 per diluted share for the year."

"With many of the challenges we faced in 2013 and the spin-off transaction behind us, we were able to build on many of the improvements we began to see last quarter into this quarter," he added. He also noted that the Company continues to have substantial organic upside within the company's existing portfolio, as evidenced by the growth in same-store occupancy, skilled revenue and skilled days experienced during the quarter, adding that "the Company also saw growth in occupancy for the sixth consecutive quarter in our Transitioning facilities to 71% for the quarter, representing an increase of 164 basis points over that period."

Suzanne Snapper, Ensign's Chief Financial Officer, observed that same-store occupancy improved in the second quarter to 81.9%, an increase of 217 basis points over the prior year second quarter. Ms. Snapper also noted that same-store managed care days were up 857 basis points and stated "our transitioning managed care days were up 82.6% as compared to the prior year quarter, our same-store managed care revenue was up over 17.8% and our transitioning managed care revenue was up over 101.7% over the prior year quarter."

She further noted that the company continues to generate strong cash flow, with cash on hand of $22.4 million on June 30, 2014, and net cash from operations of $37.1 million for the quarter. Consolidated revenues were up 13.6% to a record $250.0 million in the quarter. Adjusted EBITDAR grew by 296 basis points to $37.6 million in the quarter.

Adjusted non-GAAP earnings for the quarter were $0.54 per diluted share. Diluted GAAP earnings per share from continuing operations were $0.09 for the quarter, compared to $0.55 per share in the prior year quarter. However, Ms. Snapper noted that due to the impact of the spin off and the related transaction expenses, the GAAP earnings on a quarter over quarter basis are not comparable.

A discussion of the company's use of non-GAAP financial measures is set forth below. A reconciliation of net income to adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share and net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release.

More complete information is contained in the Company's 10-Q, which was filed with the SEC today and can be viewed on the Company's website at http://www.ensigngroup.net.

2014 and 2015 Guidance
Management reaffirms guidance for projected revenue at $1.01 billion to $1.025 billion and updated 2014 annual earnings guidance, projecting net income of $50.1 million to $51.2 million and $2.16 to $2.21 per diluted share for the year. The updated guidance is based on the impact of the separation of Ensign's healthcare business and certain real estate assets that was completed on June 1, 2014, which resulted in an increase in rent and diluted weighted average common shares to 23.2 million, and a reduction in depreciation and interest expenses. The guidance also assumes, among other things, acquisitions closed to date, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, and tax rates of 38.5%. It excludes acquisition-related costs and amortization costs related to intangible assets, acquired start-up losses at newly-created operations and transaction-related costs connected with the spin-off.

"Going forward, we will provide projections for net income, as well as earnings per share, to provide more visibility into increases in our earnings that are diluted by the increase in our share count, which is the result of our deeply held philosophy of sharing ownership broadly with our outstanding operations and service center leaders," Mr. Christensen said.

Management also issued 2015 annual guidance, projecting revenues of $1.14 billion to $1.16 billion in revenues, with net income of $58.1 million to $60.2 million and $2.44 to $2.53 per diluted share for the year. "Given the unusual spin-off transaction, we are giving guidance for 2015 now in order to give our investors better visibility into our future earnings," Mr. Christensen added. The 2015 guidance is based on diluted weighted average common shares outstanding of 23.8 million and assumes, among other things, acquisitions anticipated to be closed by the end of 2014, anticipated Medicare and Medicaid reimbursement rate increases net of provider taxes, and tax rates of 38.5%. It also excludes acquisition-related costs and amortization costs related to intangible assets acquired and start-up losses at newly-created operations.

Quarter Highlights
During the quarter, the company's Board of Directors declared a quarterly cash dividend of $0.07 per share of Ensign common stock. Ensign has been a dividend-paying company since 2002 and has increased its dividend every year.

The Company completed its spin-off of CareTrust REIT, Inc. In the spin-off, Ensign stockholders received one share of CareTrust common stock for each share of Ensign common stock held at the close of business on May 22, 2014. The spin-off was effective from and after June 1, 2014, with CareTrust shares distributed on June 2, 2014. Shares of CareTrust common stock trade on the NASDAQ Global Select Market (Nasdaq:CTRE).

Also during the quarter and since, the company acquired seven skilled nursing facilities, one hospice agency, one home health agency and opened one urgent care clinic. The following operations were added during the quarter:

▪	In Arizona, Casas Adobes Post-Acute Rehabilitation Center, a 230-bed skilled nursing facility located in Tucson;

▪
In California, California Mission Inn, a 143-unit assisted living facility in Rosemead, California, and the underlying real estate of Mission Care Center, a 59-bed skilled nursing facility that has been operated by an Ensign subsidiary as a leased facility since 2005;

▪	In Utah, Ensign acquired Mount Ogden Health & Rehabilitation Center, a 108-bed skilled nursing facility located in Ogden, which has been operated by an Ensign subsidiary since 2006;

▪	In Colorado, Englewood Post-Acute and Rehabilitation, an 82-bed skilled nursing facility;

▪	In Washington, Rainier Rehabilitation, a 117-bed skilled nursing facility in Puyallup and Beacon Hill Rehabilitation, a 67-bed skilled nursing facility in Longview;

▪
In Wisconsin, two skilled nursing facilities located in Clintonville, Wisconsin: Pine Manor Healthcare Center, a 95-bed skilled nursing facility and Greentree Health & Rehabilitation Center, a 60-bed skilled nursing facility;

▪	In Idaho, Life's Doors Hospice, Life's Doors Home Health, and Life's Doors Home Care Solutions located in Boise;

▪	In Colorado, Namaste Hospice located in Denver, adding to Ensign's home health subsidiary already operating a home health agency in that market;

▪	In California, Angeles Home Health Care, a home health agency in Los Angeles, adding to Ensign's home health subsidiary already operating a hospice agency in that market; and

▪	In the Seattle area Ensign's urgent care subsidiary, Immediate Clinic Healthcare, Inc., also opened one new urgent care clinic.

These acquisitions brought Ensign's growing portfolio to 126 healthcare facilities, nine hospice companies, eleven home health agencies and twelve urgent care clinics across 12 states. Management reaffirmed that Ensign is actively seeking additional opportunities to acquire real estate or to lease both well-performing and struggling skilled nursing, assisted living and other healthcare related businesses across the United States.

Conference Call
A live webcast will be held on Friday, August 8, 2014 at 10:00 a.m. Pacific Time (1:00 p.m. Eastern) to discuss Ensign's second quarter financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors section of the Ensign website at http://investor.ensigngroup.net. The webcast will be recorded, and will be available for replay via the website until 5:00 p.m. Pacific Time on Friday, August 29, 2014.

About Ensign™
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care services and other rehabilitative and healthcare services at 126 facilities, nine hospice companies, eleven home health businesses and twelve urgent care clinics in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon and Wisconsin. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management's current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and the entry into final settlement documents. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company's business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company's periodic filings with the Securities and Exchange Commission, including its Form 10-Q, which was filed today, for a more complete discussion of the risks and other factors that could affect Ensign's business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information
Investor/Media Relations, The Ensign Group, Inc., (949) 487-9500, ir@ensigngroup.net.

SOURCE: The Ensign Group, Inc.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended June 30, 2014				Six Months Ended June 30, 2014
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$250,043	(3,515)	(4)(5)	$246,528	$489,696	(6,478)	(4)(5)	$483,218
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	202,057	(4,061)	(1)(4)(5)	197,996	391,795	(7,429)	(1)(4)(5)	384,366
Facility rent—cost of services	8,283	(525)	(6)	7,758	11,832	(1,129)	(6)	10,703
General and administrative expense	18,257	(7,333)	(2)(3)(4)	10,924	31,414	(9,003)	(2)(3)(4)	22,411
Depreciation and amortization	7,804	(332)	(7)	7,472	16,666	(515)	(7)	16,151
Total expenses	236,401	(12,251)		224,150	451,707	(18,076)		433,631
Income from operations	13,642	8,737		22,379	37,989	11,598		49,587
Other income (expense):
Interest expense	(8,720)	6,363		(2,357)	(12,083)	6,425		(5,658)
Interest income	134	—		134	293	—		293
Other expense, net	(8,586)	6,363		(2,223)	(11,790)	6,425		(5,365)
Income before provision for income taxes	5,056	15,100		20,156	26,199	18,023		44,222
Tax impact of non-GAAP adjustments		5,814	(8)			6,940	(8)
Tax true-up for effective tax rate		(1,577)	(9)			(1,539)	(9)
Provision for income taxes	3,523	4,237		7,760	11,625	5,401		17,026
Net income	1,533	10,863		12,396	14,574	12,622		27,196
Less: net (loss) income attributable to noncontrolling interests	(474)	513		39	(959)	1,040		80
Net income attributable to The Ensign Group, Inc.	$2,007	$10,350		$12,357	$15,533	$11,582		$27,116
Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	2,007	10,350		12,357	15,533	11,582		27,116
Loss from discontinued operations, net of income tax benefit	—	—		—	—	—		—
Income from continuing operations attributable to The Ensign Group, Inc.	$2,007	$10,350		$12,357	$15,533	$11,582		$27,116
Net income per share
Basic:
Net income attributable to The Ensign Group, Inc.	0.09			0.56	0.70			1.22
Loss from discontinued operations, net of income tax benefit	—			—	—			—
Income from continuing operations attributable to The Ensign Group, Inc.	$0.09			$0.56	$0.7			$1.22
Diluted:
Net income attributable to The Ensign Group, Inc.	0.09			0.54	0.68			1.18
Loss from discontinued operations, net of income tax benefit	—			—	—			—
Income from continuing operations attributable to The Ensign Group, Inc.	$0.09			$0.54	$0.68			$1.18
Weighted average common shares outstanding:
Basic	22,259			22,259	22,214			22,214
Diluted	22,960			22,960	22,915			22,915

(1) Represents acquisition-related costs of $90 and $134 for the three and six months ended June 30, 2014, respectively.
(2) Represents costs of $29 and $62 for the three and six months ended June 30, 2014, respectively, incurred to recognize income tax credits.
(3) Represents costs of $7,281 and $8,871 for the three and six months ended June 30, 2014, incurred related to the Company's spin-off of real estate assets to CareTrust REIT(CTRE) (the Spin-Off).
(4) Represents revenues and expenses incurred at the three independent living operations transferred to CTRE on June 1, 2014 in connection with the Spin-Off, excluding rent expense recognized in note (6) below.
(5) Represents revenues and expenses incurred at newly opened urgent care centers, excluding rent expense recognized in note (6) below and depreciation expense recognized in note (7) below.
(6) Represents straight-line rent amortization for newly opened urgent care centers and the three independent living operations transferred to CareTrust REIT included in Note (4).
(7) Represents depreciation expense at newly opened urgent care centers and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities.
(8) Represents the tax impact of non-GAAP adjustments noted in (1) - (7) at the Company's year to date effective tax rate of 38.5% for the three and six months ended June 30, 2014.
(9) Represents an adjustment to the provision for income taxes to our current year to date effective rate to 38.5% for the three and six months ended June 30, 2014.

THE ENSIGN GROUP, INC.
GAAP and ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF INCOME
(In thousands, except per share data)

	Three Months Ended June 30, 2013				Six Months Ended June 30, 2013
	As Reported	Non-GAAP Adj.		As Adjusted	As Reported	Non-GAAP Adj.		As Adjusted
Revenue	$220,086	(2,126)	(7)(8)	$217,960	$438,287	(2,899)	(7)(8)	$435,388
Expense:
Cost of services (exclusive of facility rent, general and administrative and depreciation and amortization expense shown separately below)	175,913	(3,145)	(1)(2)(3)(7)(8)	172,768	351,974	(6,426)	(1)(2)(3)(7)(8)	345,548
U.S. Government inquiry settlement	—	—	(4)	—	33,000	(33,000)	(4)	—
Facility rent—cost of services	3,338	(253)	(5)	3,085	6,652	(508)	(5)	6,144
General and administrative expense	8,872	(206)	(6)	8,666	17,720	(1,013)	(6)	16,707
Depreciation and amortization	8,671	(546)	(9)	8,125	16,403	(811)	(9)	15,592
Total expenses	196,794	(4,150)		192,644	425,749	(41,758)		383,991
Income from operations	23,292	2,024		25,316	12,538	38,859		51,397
Other income (expense):
Interest expense	(3,145)	—		(3,145)	(6,260)	—		(6,260)
Interest income	129	—		129	222	—		222
Other expense, net	(3,016)	—		(3,016)	(6,038)	—		(6,038)
Income before provision for income taxes	20,276	2,024		22,300	6,500	38,859		45,359
Tax impact of non-GAAP adjustments		780	(10)			14,961	(10)
Tax true-up for effective tax rate		(41)	(11)			(2,331)	(11)
Provision for income taxes	7,846	739		8,585	4,833	12,630		17,463
Income from continuing operations	12,430	1,285		13,715	1,667	26,229		27,896
Loss from discontinued operations, net of income tax benefit	(26)	—		(26)	(1,774)	—		(1,774)
Net income (loss)	12,404	1,285		13,689	(107)	26,229		26,122
Less: net income (loss) attributable to noncontrolling interests	37	—		37	(327)	—		(327)
Net income attributable to The Ensign Group, Inc.	$12,367	$1,285		$13,652	$220	$26,229		$26,449
Attributable to The Ensign Group, Inc.
Net income attributable to The Ensign Group, Inc.	12,367	1,285		13,652	220	26,229		26,449
Loss from discontinued operations, net of income tax benefit	(26)	—		(26)	(1,774)	—		(1,774)
Income from continuing operations attributable to The Ensign Group, Inc.	$12,393	$1,285		$13,678	$1,994	$26,229		$28,223
Net income per share
Basic:
Net income attributable to The Ensign Group, Inc.	0.57			0.62	0.01			1.21
Loss from discontinued operations, net of income tax benefit	—			(0.01)	(0.08)			(0.08)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.57			$0.63	$0.09			$1.29
Diluted:
Net income attributable to The Ensign Group, Inc.	0.55			0.61	0.01			1.19
Loss from discontinued operations, net of income tax benefit	—			—	(0.08)			(0.08)
Income from continuing operations attributable to The Ensign Group, Inc.	$0.55			$0.61	$0.09			$1.27
Weighted average common shares outstanding:
Basic	21,859			21,859	21,814			21,814
Diluted	22,321			22,321	22,267			22,267

(1) Represents acquisition-related costs of $147 and $226 for the three and six months ended June 30, 2013.

(2) Represents costs of $35 and $84 for the three and six months ended June 30, 2013, incurred to recognize income tax credits.
(3) Represents additional costs incurred related to a class action lawsuit settlement of $609 for both periods during the three and six months ended June 30, 2013.
(4) Represents the Company's estimated U.S. Department of Justice (DOJ) inquiry settlement reserve recorded in the first quarter of 2013.
(5) Represents straight-line rent amortization for one newly constructed facility which began operations during the first quarter of 2013 and newly opened urgent care centers.
(6) Represents legal costs incurred in connection with the ongoing investigation into the billing and reimbursement processes of some of our subsidiaries being conducted by the DOJ.
(7) Represents revenues and expenses incurred at newly opened urgent care centers, less rent expense recognized in note (5) above and depreciation expense recognized in note (9) below.
(8) Represents revenues and expenses incurred at one newly constructed facility which began operations during the first quarter of 2013, less rent expense recognized in note (5) above and depreciation expense recognized in Note (9) below.
(9) Represents depreciation expense at newly opened urgent care centers and one newly constructed facility which began operations in the first quarter of 2013, and amortization costs related to patient base intangible assets at skilled nursing and assisted living facilities acquired. Patient base intangible assets are amortized over a period of four to eight months, depending on the classification of the patients and the level of occupancy in a new acquisition on the acquisition date.
(10) Represents the tax impact of non-GAAP adjustments noted in (1) – (9) at the Company’s year to date effective tax rate of 38.5% for the three and six months ended June 30, 2013.
(11) Represents an adjustment to the provision for income taxes to our current year to date effective rate to 38.5% for the three and six months ended June 30, 2013.

THE ENSIGN GROUP, INC.
RECONCILIATION OF NET (LOSS) INCOME TO EBITDA, EBITDAR, ADJUSTED EBITDA AND
ADJUSTED EBITDAR
(in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Consolidated Statements of Income Data:
Net income (loss)	$1,533	$12,404	$14,574	$(107)
Less: net (loss) income attributable to noncontrolling interests	(474)	37	(959)	(327)
Loss from discontinued operations	—	26	—	1,774
Interest expense, net	8,586	3,016	11,790	6,038
Provision for income taxes	3,523	7,846	11,625	4,833
Depreciation and amortization	7,804	8,671	16,666	16,403
EBITDA	$21,920	$31,926	$55,614	$29,268
Facility rent—cost of services	8,283	3,338	11,832	6,652
EBITDAR	$30,203	$35,264	$67,446	$35,920

EBITDA	$21,920	$31,926	$55,614	$29,268
Adjustments to EBITDA:
Charge related to the U.S. Government inquiry(a)	—	—	—	33,000
Expenses related to the Spin-Off(b)	7,281	—	8,871	—
Legal costs(c)	—	206	—	1,013
Settlement of class action lawsuit(d)	—	609	—	609
Urgent care center (earnings) losses(e)	(3)	438	(32)	1,352
(Earnings) losses at three operations transferred to REIT(f)	(30)	—	(122)	—
(Income) losses at skilled nursing facility not at full operation(g)	—	(210)	—	1,256
Acquisition related costs(h)	90	147	134	226
Costs incurred to recognize income tax credits(i)	29	35	62	84
Rent related to items (e), (f) and (g) above (j)	525	253	1,129	508
Adjusted EBITDA	$29,812	$33,404	$65,656	$67,316
Facility rent—cost of services	8,283	3,338	11,832	6,652
Less: rent related to items (e), (f) and (g) above (j)	(525)	(253)	(1,129)	(508)
Adjusted EBITDAR	$37,570	$36,489	$76,359	$73,460

(a) Charges related to our resolution of any claims connected to the DOJ settlement.
(b) Expenses incurred in connection with the Company's spin-off of its real estate assets to a newly formed publicly traded real estate investment trust (REIT).
(c) Legal costs incurred in connection with the settlement of the investigation into the billing and reimbursement processes of some of our subsidiaries conducted by the DOJ.
(d) Settlement of a class action lawsuit regarding minimum staffing requirements in the State of California.
(e) Results at newly opened urgent care centers, excluding rent, depreciation, interest and income taxes.
(f) Results at three independent living facilities which were transferred to CareTrust REIT as part of the Spin-Off transaction, excluding rent, depreciation, interest and income taxes.
(g) Losses incurred through the second quarter of 2013 at one newly constructed skilled nursing facility which began operations during the first quarter of 2013, excluding rent, depreciation, interest and income taxes.
(h) Costs incurred to acquire an operation which are not capitalizable.
(i) Costs incurred to recognize income tax credits which contributed to a decrease in effective tax rate.
(j) Rent related to newly opened urgent care centers, one newly constructed skilled nursing facility which began operations during the first quarter of 2013, and the three independent living facilities which were transferred to CareTrust REIT as part of the Spin-Off transaction, not included in items (e), (f) and (g) above.

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$22,393	$65,755
Restricted cash — current	6,400	—
Accounts receivable — less allowance for doubtful accounts of $17,909 and $16,540 at June 30, 2014 and December 31, 2013, respectively	124,441	111,370
Investments — current	4,451	5,511
Prepaid income taxes	10,217	9,915
Prepaid expenses and other current assets	7,657	9,213
Deferred tax asset — current	8,633	9,232
Total current assets	184,192	210,996
Property and equipment, net	116,784	479,770
Insurance subsidiary deposits and investments	17,681	16,888
Escrow deposits	1,880	1,000
Deferred tax asset	10,930	4,464
Restricted cash — less current portion	1,819	—
Restricted and other assets	8,169	9,804
Intangible assets, net	6,711	5,718
Goodwill	24,326	23,935
Other indefinite-lived intangibles	8,340	7,740
Total assets	$380,832	$760,315

Liabilities and equity
Current liabilities:
Accounts payable	$26,508	$23,793
Accrued wages and related liabilities	44,590	40,093
Accrued self-insurance liabilities — current	14,771	15,461
Other accrued liabilities	23,697	25,698
Current maturities of long-term debt	—	7,411
Total current liabilities	109,566	112,456
Long-term debt — less current maturities	—	251,895
Accrued self-insurance liabilities — less current portion	32,792	33,642
Fair value of interest rate swap	—	1,828
Deferred rent and other long-term liabilities	3,162	3,237
Total equity	235,312	357,257
Total liabilities and equity	$380,832	$760,315

THE ENSIGN GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

The following table presents selected data from our consolidated statements of cash flows for the periods presented:

	Six Months Ended June 30,
	2014	2013
Net cash provided by operating activities	$37,076	$26,607
Net cash used in investing activities	(87,404)	(46,891)
Net cash provided by financing activities	6,966	7,098
Net decrease in cash and cash equivalents	(43,362)	(13,186)
Cash and cash equivalents beginning of period	$65,755	40,685
Cash and cash equivalents end of period	$22,393	$27,499

THE ENSIGN GROUP, INC.
SELECT PERFORMANCE INDICATORS
(Unaudited)

The following tables summarize our selected performance indicators, along with other statistics, for each of the dates or periods indicated:

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Revenue	$250,043	$220,086	$29,957	13.6%
Number of facilities at period end	125	118	7	5.9%
Actual patient days	967,403	901,194	66,209	7.3%
Occupancy percentage — Operational beds	77.8%	76.6%		1.2%
Skilled mix by nursing days	27.8%	26.1%		1.7%
Skilled mix by nursing revenue	51.4%	49.9%		1.5%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Revenue	$188,246	$175,795	$12,451	7.1%
Number of facilities at period end	82	82	—	—%
Actual patient days	707,928	692,001	15,927	2.3%
Occupancy percentage — Operational beds	81.9%	79.7%		2.2%
Skilled mix by nursing days	29.4%	27.7%		1.7%
Skilled mix by nursing revenue	53.0%	51.5%		1.5%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Revenue	$35,119	$32,176	$2,943	9.1%
Number of facilities at period end	26	26	—	—%
Actual patient days	167,324	168,262	(938)	(0.6)%
Occupancy percentage — Operational beds	71.0%	69.4%		1.6%
Skilled mix by nursing days	20.6%	19.2%		1.4%
Skilled mix by nursing revenue	42.0%	39.7%		2.3%

	Three Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Revenue	$26,678	$12,115	$14,563	NM
Number of facilities at period end	17	10	7	NM
Actual patient days	92,151	40,931	51,220	NM
Occupancy percentage — Operational beds	64.5%	62.5%		NM
Skilled mix by nursing days	23.1%	17.5%		NM
Skilled mix by nursing revenue	46.3%	44.9%		NM
_______________________

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2013.

	Six Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Total Facility Results:
Revenue	$489,696	$438,287	$51,409	11.7%
Number of facilities at period end	125	118	7	5.9%
Actual patient days	1,900,270	1,761,459	138,811	7.9%
Occupancy percentage — Operational beds	78.0%	77.2%		0.8%
Skilled mix by nursing days	27.8%	26.9%		0.9%
Skilled mix by nursing revenue	51.2%	50.7%		0.5%

	Six Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Same Facility Results(1):
Revenue	$374,211	$356,660	$17,551	4.9%
Number of facilities at period end	82	82	—	—%
Actual patient days	1,406,154	1,382,757	23,397	1.7%
Occupancy percentage — Operational beds	81.7%	80.1%		1.6%
Skilled mix by nursing days	29.5%	28.2%		1.3%
Skilled mix by nursing revenue	52.9%	52.1%		0.8%

	Six Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Transitioning Facility Results(2):
Revenue	$69,710	$64,741	$4,969	7.7%
Number of facilities at period end	26	26	—	—%
Actual patient days	337,177	334,564	2,613	0.8%
Occupancy percentage — Operational beds	70.9%	69.4%		1.5%
Skilled mix by nursing days	20.0%	20.0%		—%
Skilled mix by nursing revenue	41.4%	41.2%		0.2%

	Six Months Ended June 30,
	2014	2013
	(Dollars in thousands)		Change	% Change
Recently Acquired Facility Results(3):
Revenue	$45,775	$16,886	$28,889	NM
Number of facilities at period end	17	10	7	NM
Actual patient days	156,939	44,138	112,801	NM
Occupancy percentage — Operational beds	65.3%	60.4%		NM
Skilled mix by nursing days	22.5%	18.9%		NM
Skilled mix by nursing revenue	46.5%	47.1%		NM
_______________________

(1)	Same Facility results represent all facilities purchased prior to January 1, 2011.

(2)	Transitioning Facility results represents all facilities purchased from January 1, 2011 to December 31, 2012.

(3)	Recently Acquired Facility (or “Acquisitions”) results represent all facilities purchased on or subsequent to January 1, 2013.

THE ENSIGN GROUP, INC.
SKILLED NURSING AVERAGE DAILY REVENUE RATES AND
PERCENT OF SKILLED NURSING REVENUE AND DAYS BY PAYOR

The following table reflects the change in skilled nursing average daily revenue rates by payor source, excluding services that are not covered by the daily rate:

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total		%
	2014	2013	2014	2013	2014	2013	2014	2013	Change
Skilled Nursing Average Daily Revenue Rates:
Medicare	$564.03	$556.43	$466.70	$462.27	$491.99	$519.15	$546.52	$541.47	0.9%
Managed care	416.60	391.62	406.61	378.15	460.60	459.22	419.91	392.86	6.9%
Other skilled	436.03	455.91	815.66	670.14	307.67	—	435.98	459.84	(5.2)%
Total skilled revenue	493.47	487.58	462.24	455.45	459.58	501.79	488.22	484.87	0.7%
Medicaid	179.91	174.41	161.21	163.27	156.01	125.47	175.79	171.01	2.8%
Private and other payors	192.70	185.04	172.07	166.42	179.83	146.55	185.87	177.17	4.9%
Total skilled nursing revenue	$273.34	$262.27	$226.29	$220.31	$229.58	$195.91	$263.79	$253.84	3.9%

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total		%
	2014	2013	2014	2013	2014	2013	2014	2013	Change
Skilled Nursing Average Daily Revenue Rates:
Medicare	$561.66	$560.40	$472.20	$467.82	$498.55	$506.52	$546.17	$545.28	0.2%
Managed care	410.77	392.27	408.18	394.28	460.87	459.17	414.53	393.20	5.4%
Other skilled	435.22	463.95	792.96	683.35	300.59	—	437.74	467.58	(6.4)%
Total skilled revenue	490.86	490.07	468.99	461.89	467.43	494.88	487.50	487.32	—%
Medicaid	181.47	175.72	160.93	162.96	153.11	124.68	177.08	173.00	2.4%
Private and other payors	192.65	186.86	172.95	167.92	171.19	144.42	185.23	179.74	3.1%
Total skilled nursing revenue	$273.94	$265.64	$225.90	$224.15	$226.80	$198.79	$264.42	$258.43	2.3%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the three months ended June 30, 2014 and 2013:

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Revenue:
Medicare	30.5%	31.6%	32.2%	34.4%	22.5%	33.0%	30.1%	31.9%
Managed care	15.8	14.4	8.0	4.2	20.7	11.9	15.3	13.1
Other skilled	6.7	5.5	1.8	1.1	3.1	—	6.0	4.9
Skilled mix	53.0	51.5	42.0	39.7	46.3	44.9	51.4	49.9
Private and other payors	7.3	7.6	21.2	22.0	11.3	16.2	9.1	9.6
Quality mix	60.3	59.1	63.2	61.7	57.6	61.1	60.5	59.5
Medicaid	39.7	40.9	36.8	38.3	42.4	38.9	39.5	40.5
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Three Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Days:
Medicare	14.8%	14.9%	15.6%	16.4%	10.5%	12.4%	14.5%	15.0%
Managed care	10.4	9.6	4.5	2.5	10.4	5.1	9.6	8.5
Other skilled	4.2	3.2	0.5	0.3	2.2	—	3.7	2.6
Skilled mix	29.4	27.7	20.6	19.2	23.1	17.5	27.8	26.1
Private and other payors	10.3	10.8	28.0	29.3	14.4	21.5	12.9	13.8
Quality mix	39.7	38.5	48.6	48.5	37.5	39.0	40.7	39.9
Medicaid	60.3	61.5	51.4	51.5	62.5	61.0	59.3	60.1
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

The following tables set forth our percentage of skilled nursing patient revenue and days by payor source for the six months ended June 30, 2014 and 2013:

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Revenue:
Medicare	30.8%	31.9%	33.2%	35.7%	23.2%	36.3%	30.6%	32.4%
Managed care	15.7	14.9	6.5	4.5	21.2	10.8	15.0	13.6
Other skilled	6.4	5.3	1.8	1.0	2.1	—	5.6	4.7
Skilled mix	52.9	52.1	41.4	41.2	46.5	47.1	51.2	50.7
Private and other payors	7.2	7.5	22.1	21.6	11.7	15.1	9.2	9.3
Quality mix	60.1	59.6	63.5	62.8	58.2	62.2	60.4	60.0
Medicaid	39.9	40.4	36.5	37.2	41.8	37.8	39.6	40.0
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Six Months Ended June 30,
	Same Facility		Transitioning		Acquisitions		Total
	2014	2013	2014	2013	2014	2013	2014	2013
Percentage of Skilled Nursing Days:
Medicare	15.0%	15.1%	15.9%	17.1%	10.6%	14.3%	14.8%	15.4%
Managed care	10.5	10.1	3.6	2.5	10.4	4.6	9.6	8.9
Other skilled	4.0	3.0	0.5	0.4	1.5	—	3.4	2.6
Skilled mix	29.5	28.2	20.0	20.0	22.5	18.9	27.8	26.9
Private and other payors	10.3	10.7	28.8	28.9	15.6	20.9	13.0	13.4
Quality mix	39.8	38.9	48.8	48.9	38.1	39.8	40.8	40.3
Medicaid	60.2	61.1	51.2	51.1	61.9	60.2	59.2	59.7
Total skilled nursing	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

THE ENSIGN GROUP, INC.
REVENUE BY PAYOR SOURCE

The following table sets forth our total revenue by payor source and as a percentage of total revenue for the periods indicated:

		Three Months Ended June 30,				Six Months Ended June 30,
	2014		2013		2014		2013
	$	%	$	%	$	%	$	%
	(Dollars in thousands)				(Dollars in thousands)
Revenue:
Medicaid	$85,937	34.4%	$78,989	35.9%	$169,279	34.6%	155,499	35.5%
Medicare	77,333	30.9%	72,148	32.8	153,803	31.4%	146,075	33.3
Medicaid-skilled	12,353	4.9%	8,939	4.0	22,961	4.7%	17,412	4.0
Total	175,623	70.2	160,076	72.7	346,043	70.7	318,986	72.8
Managed Care	35,776	14.3%	27,375	12.5	68,754	14.0%	56,560	12.9
Private and Other(1)	38,644	15.5%	32,635	14.8	74,899	15.3%	62,741	14.3
Total revenue	$250,043	100.0%	$220,086	100.0%	$489,696	100.0%	$438,287	100.0%
(1) Private and other payors includes revenue from urgent care centers and other ancillary businesses.

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income (loss) from continuing operations, adjusted for net losses attributable to noncontrolling interests, before (a) interest expense, net, (b) provisions for income taxes, and (c) depreciation and amortization. EBITDAR consists of EBITDA adjusted to exclude facility rent-cost of services. Adjusted EBITDA and EBITDAR are EBITDA and EBITDAR adjusted for non-core business items. The Company believes that the presentation of EBITDA, EBITDAR, adjusted EBITDA, adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the Company's operating performance. The Company believes disclosure of adjusted net income per share, EBITDA, EBITDAR, adjusted EBITDA and adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the Company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the Company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the Company's Report on Form 10-Q filed today with the SEC. The Form 10-Q is available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Ensign's website at http://www.ensigngroup.net.